OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated July 27, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Fund summaries – Optimum Fixed Income Fund - Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer — Diversified Income	August 2003
Roger A. Early, CPA, CFA	Executive Director, Global Co-Head of Fixed Income	May 2007
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income — Macquarie Investment Management, Americas	April 2011
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	February 2015
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	January 2016
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	July 2016

Effective the date of this supplement, the following replaces the biographical information in the section entitled "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Fixed Income Fund":

Portfolio managers

Optimum Fixed Income Fund

Paul Grillo, Roger A. Early, J. David Hillmeyer, Brian C. McDonnell, Adam H. Brown, and John P. McCarthy are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets.

Mr. Grillo is a Senior Vice President, and Chief Investment Officer — Diversified Income and has been with Macquarie Investment Management (MIM) since 1992. He has held his Fund responsibilities since the Fund's inception.

Mr. Early is an Executive Director, Global Co-Head of Fixed Income. Before rejoining Macquarie Investment Management (MIM) in March 2007, Mr. Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Mr. Early assumed Fund responsibilities in May 2007.

Mr. Hillmeyer is an Executive Director, and Head of Multisector/Global Fixed Income in the Americas, and has been with Macquarie Investment Management (MIM) since August 2007. Prior to joining Macquarie Investment Management (MIM) he worked for more than 11 years in various roles at Hartford Investment

Management Company, including senior corporate bond trader, high yield portfolio manager/trader, and quantitative analyst. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Mr. McDonnell is an Executive Director, and Head of US Fixed Income, and a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a vice president and senior structured products analyst/trader, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Mr. McDonnell assumed Fund responsibilities in February 2015.

Mr. Brown is a Senior Vice President, Co-Head of High Yield, and Senior Portfolio Manager and a member of the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on the firm's collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor's degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown assumed Fund responsibilities in January 2016.

Mr. McCarthy is a Senior Vice President, Co-Head of High Yield, and Senior Portfolio Manager, a role he assumed in July 2016. From December 2012 to June 2016, he was Co-Head of the firm's taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. Mr. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia. Mr. McCarthy assumed Fund responsibilities in July 2016.

Pacific Investment Management Company LLC (PIMCO), located at 650 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. As of March 31, 2018, PIMCO had approximately $1.77 trillion in assets under management, including $1.35 trillion in third-party client assets. PIMCO has held its Fund responsibilities since April 2010.

Jerome M. Schneider and Marc P. Seidner are primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets.

Mr. Schneider is a managing director in the Newport Beach office and head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (US) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first "repo" conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 22 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University. He has held his Fund responsibilities since January 2015.

Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at

Fidelity Management and Research. He has 31 years of investment experience and holds an undergraduate degree in economics from Boston College. He has held his Fund responsibilities since January 2015.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.10

Please keep this Supplement for future reference.

This Supplement is dated January 23, 2019.